UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

December 3, 2015

Date of Report (Date of earliest event reported)

inVentiv Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30318	52-2181734
(Commission File Number)	(IRS Employer Identification No.)

1 Van De Graaff Drive Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(800) 416-0555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Representatives of inVentiv Health, Inc. plan to present the information in the presentation slides attached hereto as Exhibit 99.1 at the Bank of America 2015 Leveraged Finance Conference on Thursday, December 3rd, at the Boca Raton Resort in Boca Raton, Florida.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTIV HEALTH, INC.

By:	/s/ Jonathan E. Bicknell
Name: Jonathan E. Bicknell Title: Chief Financial Officer

Date: December 3, 2015